Execution Version
FIRST AMENDMENT TO
GUARANTY
THIS FIRST AMENDMENT TO GUARANTY, dated as of July 17, 2024 (this “Amendment”), is entered into by and between BLACKSTONE MORTGAGE TRUST, INC., a Maryland Corporation having its principal place of business at 345 Park Avenue, New York, NY, 10154 (“Guarantor”), PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “US Purchaser”), PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “UK Purchaser”), PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “EUR Purchaser”), and PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “SEK Purchaser”), each a designated activity company organized under the laws of Ireland, PERPETUAL CORPORATE TRUST LIMITED AS TRUSTEE OF THE PARLEX 2022-1 ISSUER TRUST, a trust organized under the laws of Australia (including any successor thereto, “AUD Purchaser”, together with the US Purchaser, the UK Purchaser, the EUR Purchaser and the SEK Purchaser and their respective successors and assigns, each, a “Purchaser” and collectively, “Purchasers”), BARCLAYS BANK PLC, as Class A Noteholder, Initial Class A Noteholder and Realisation Agent (“Class A Noteholder” or “Initial Class A Noteholder” and “Realisation Agent”), SILVER HOLDCO I, LLC and SILVER HOLDCO II, LLC, as Class B AUD Noteholders (each a “Class B AUD Noteholder” and collectively, “Class B AUD Noteholders”), 345-50 PARTNERS, LLC as Class B EUR Noteholder (“Class B EUR Noteholder”), 345-40 PARTNERS, LLC, as Class B GBP Noteholder (“Class B GBP Noteholder”), 345-2 PARTNERS, LLC, as Class B SEK Noteholder (“Class B SEK Noteholder”), 42-16 PARTNERS, LLC, as Class B USD Noteholder (“Class B USD Noteholder” and together with the Class B AUD Noteholders, Class B EUR Noteholder, Class B GBP Noteholder, and Class SEK B Noteholder, together with their respective successors and assigns, each a “Class B Noteholder” and collectively “Class B Noteholders”, and the Class B Noteholders together with the Class A Noteholder, each a “Noteholder” and collectively, “Noteholders”) and U.S. BANK TRUSTEES LIMITED (the “AUD Note Trustee”, “EUR Note Trustee”, “GBP Note Trustee”, “SEK Note Trustee” and “USD Note Trustee”, each a “Note Trustee” and together the “Note Trustees”).
RECITALS
WHEREAS, (i) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (including any successor thereto in accordance with the Repurchase Agent Agreement, “Repurchase Agent”), (ii) BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto in accordance with the Realisation Agent Agreement, “Realisation Agent”) and (iii) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“US Seller”), PARLEX 3A UK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“UK Seller”), PARLEX 3A EUR FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“EUR Seller”), PARLEX 3A SEK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“SEK Seller”), SILVER FIN SUB TC PTY LTD, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, an Australian proprietary company (“AUS Seller”) and Gloss Finco 1, LLC, a limited liability company organized under the laws of Delaware (“Gloss Seller” and, together with US Seller, UK Seller, EUR Seller, SEK

Seller and AUS Seller, each a “Seller” and collectively, “Sellers”) are parties to that certain Master Repurchase Agreement dated as of May 31, 2022, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of August 22, 2022, as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of December 23, 2022, as further amended by that certain Third Amendment to Master Repurchase Agreement, dated as of May 31, 2023, as further amended by that certain Fourth Amendment to Master Repurchase Agreement, dated as of November 22, 2023, and as further amended by that certain Fifth Amendment to Master Repurchase Agreement, dated as of April 10, 2024 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”);
WHEREAS, in connection with the Master Repurchase Agreement, Guarantor entered into that certain Guaranty, dated as of May 31, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) for the benefit of Purchaser guaranteeing certain obligations of Sellers;
WHEREAS, in connection with the Master Repurchase Agreement, the US Purchaser has issued the $3,000,000,000 Class A USD Asset Backed Floating Rate Variable Funding Notes and the $750,000,000 Class B USD Asset Backed Floating Rate Variable Funding Notes (the “USD Notes”), the UK Purchaser has issued the £2,400,000,000 Class A GBP Asset Backed Floating Rate Variable Funding Notes and the £600,000,000 Class B GBP Asset Backed Floating Rate Variable Funding Notes (the “GBP Notes”), the EUR Purchaser has issued the €2,800,000,000 Class A EUR Asset Backed Floating Rate Variable Funding Notes and the €700,000,000 Class B EUR Asset Backed Floating Rate Variable Funding Notes (the “EUR Notes”), the SEK Purchaser has issued the Kr30,000,000,000 Class A SEK Asset Backed Floating Rate Variable Funding Notes and the Kr7,500,000,000 Class B SEK Asset Backed Floating Rate Variable Funding Notes (the “SEK Notes”) and the AUS Purchaser has issued the AUD4,300,000,000 Class A AUD Asset Backed Floating Rate Variable Funding Notes and the AUD1,075,000,000 Class B AUD Asset Backed Floating Rate Variable Funding Notes (the “AUD Notes” and together with the USD Notes, the GBP Notes, the EUR Notes and the SEK Notes, the “Notes”);
WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Guaranty or that certain Master Definitions and Construction Module relating to the Notes (as the context determines);
WHEREAS, the parties hereto desire to make certain amendments and modifications to the Guaranty; and
WHEREAS, any waiver, modification or amendment to the Guaranty is an All Issuer Matter, which may be sanctioned by each Note Trustee acting in accordance with a written consent, direction or instruction from the Initial Class A Noteholder and a Written Resolution of the Class B Noteholders.
NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE GUARANTY
(a)The following definitions set forth on Exhibit A of the Guaranty are hereby amended and restated in their entirety to read as follows:
    “Tangible Net Worth” shall mean, with respect to any Person, on any date of determination, all amounts which would be included under capital or shareholder’s equity (or any like caption) on a balance sheet of such Person pursuant to GAAP, minus (a) amounts owing to such Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof, (b) intangible assets, and (c) prepaid taxes and/or expenses, plus (d) from and after July 1, 2024, the aggregate credit loss allowance related to “current expected credit loss” model prescribed by ASC 326 and the aggregate amount of accumulated depreciation and amortization, all on or as of such date.
“Total Assets” shall mean, with respect to any Person, on any date of determination, an amount equal to the aggregate book value of all assets owned by such Person and the proportionate share of such Person of all assets owned by Affiliates of such Person as consolidated in accordance with GAAP, less (a) amounts owing to such Person from any Affiliate thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any Affiliate thereof, (b) intangible assets, and (c) prepaid taxes and expenses, and (d) the amount of nonrecourse Indebtedness owing pursuant to securitization transactions such as a REMIC securitization, a collateralized loan obligation transactions or other similar securitizations, plus (e from and after July 1, 2024, the aggregate credit loss allowance related to “current expected credit loss” model prescribed by ASC 326 and the aggregate amount of accumulated depreciation and amortization, all on or as of such date.
(b)Article V(k)(ii) of the Guaranty is hereby amended and restated in its entirety as follows:
(ii) Minimum Fixed Charge Coverage Ratio. The ratio of (a) Guarantor’s EBITDA for any period of four (4) consecutive quarters most recently ended to (b) Guarantor’s Fixed Charges during such period, to be less than 1.40:1.00, as determined as soon as practicable after the end of each Fiscal Quarter, but in no event later than forty-five (45) days after the last day of the applicable Fiscal Quarter; provided, however, with respect to the Fiscal Quarter ending September 30, 2024 and each Fiscal Quarter thereafter through and including the Fiscal Quarter ending June 30, 2025, the foregoing shall be 1.25 to 1.0, and for each Fiscal Quarter thereafter shall be 1.30 to 1.00.

ARTICLE 2

REPRESENTATIONS
Guarantor represents and warrants to Purchasers, Repurchase Agent, the Note Trustees and Realisation Agent, as of the date of this Amendment, as follows:
(a)No Material Adverse Effect, Margin Deficit Event, Default or Event of Default has occurred and is continuing;
(b)all representations and warranties made by it in the Transaction Documents are true, correct and complete on and as of the date of this Amendment;
(c)it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution and delivery;
(d)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(e)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(f)this Amendment has been duly executed and delivered by it; and
(g)this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3

EXPENSES
Guarantor shall pay on demand all of Purchaser’s, Repurchase Agent’s, Note Trustee’s and Realisation Agent’s out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 4
NOTEHOLDER CONSENT AND INSTRUCTIONS

(a)Each of the Noteholders hereby consents to the transactions referred to in this Amendment and acknowledge the changes constitute an All Issuer Matter pursuant to the terms of their applicable Trust Deed (the “Required Consents”) and authorises, directs, empowers and instructs each Note Trustee appointed in respect of the Notes held by each such Noteholder to:
(i)consent to the Required Consents;
(ii)enter into this Amendment; and
(iii)authorise, direct and empower the Realisation Agent to consent to the Required Consents and to enter into this Amendment on behalf of each Purchaser, and pursuant to the instructions given above and in the relevant Trust Documents each Note Trustee so gives such authorization, direction and empowerment to the Realisation Agent. Each Note Trustee shall have no liability whatsoever in respect of any act or omission required by it in order to follow any such authorization, direction, empowerment, or instruction given by the Noteholders.
(b)Each of the Noteholders waives (and authorises, directs, requests and empowers each Note Trustee appointed in respect of the Notes held by each such Noteholder to approve and concur in any such waiver, and to direct the Realisation Agent to approve and concur in such waiver) any provision or term of, or any restriction contained in, the Conditions or any Transaction Document that may otherwise be breached, contravened or restricted, or otherwise result in a default or potential default under any such Condition or Transaction Document, and any such default or potential default, as a result of or in connection with the execution of this Amendment by each Note Trustee and the Realisation Agent on behalf of the Purchasers and each Note Trustee so gives such authorization, direction, request and empowerment to the Realisation Agent.
(c)Each of the Noteholders sanctions every modification, abrogation, compromise of or arrangement in respect of, the rights of the Noteholders against each respective Purchaser or against any of its property, whether such rights shall arise under the Transaction Documents or otherwise involved in or resulting from any matter referred to herein.
(d)The provisions of clauses 4(a) to 4(c) (inclusive) above shall be deemed to be an Extraordinary Resolution passed by way of Written Resolution by each Noteholder.
(e)Each Note Trustee is discharged and exonerated from all liability in respect of any act or omission required by it in order to consent to the Required Consents and perform its obligations under this Amendment.
(f)Pursuant to clauses 4(a) to 4(e) (inclusive), each Note Trustee and the Realisation Agent consents to the Required Consents and has agreed to execute this Amendment (in the case of the Realisation Agent, on behalf of each Purchaser).
The Class A Noteholder confirms that as at the date hereof it holds all of the Class A Notes issued by each Issuer. The Class B AUD Noteholders confirm that as at the date hereof they hold all of the Class B AUD Notes. The Class B EUR Noteholder confirms that as at the date hereof it holds all of the Class B EUR Notes. The Class B GBP Noteholder confirms that as at the date hereof it holds all of the Class B GBP Notes. The Class B SEK Noteholder confirms that as at the date hereof it holds all of the Class B SEK Notes. The Class B USD Noteholder confirms that as at the date hereof it holds all of the Class B USD Notes.
ARTICLE 5

GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 6

MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Guaranty shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. All references to the Guaranty shall be deemed to mean the Guaranty as modified by this Amendment.
(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Guaranty.
(e)[Reserved].
(f)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(g)This Amendment and the Guaranty, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Guaranty.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation as Guarantor
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory
[Signature page to First Amendment to Guaranty (Barclays)]

BARCLAYS BANK PLC, as Realisation Agent, for and on behalf of:

PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY,
PERPETUAL CORPORATE TRUST LIMITED AS TRUSTEE OF THE PARLEX 2022-1 ISSUER TRUST

By: /s/ Francis X. Gilhool
Name: Francis X. Gilhool
Title: Authorized Signature
Barclays-BXMT – First Amendment to Guaranty

BARCLAYS BANK PLC, as Class A Noteholder and Initial Class A Noteholder

By: /s/ Francis X. Gilhool
Name: Francis X. Gilhool
Title: Authorized Signature
Barclays-BXMT – First Amendment to Guaranty

SILVER HOLDCO I, LLC, as Class B AUD Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

SILVER HOLDCO II, LLC, as Class B AUD Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

345-50 PARTNERS, LLC, as Class B EUR Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

345-40 PARTNERS, LLC, as Class B GBP Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

345-2 PARTNERS, LLC, as Class B SEK Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory
Barclays-BXMT – First Amendment to Guaranty

42-16 PARTNERS, LLC, as Class B USD Noteholder
By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory
Barclays-BXMT – First Amendment to Guaranty

U.S. BANK TRUSTEES LIMITED, as AUD Note Trustee, EUR Note Trustee, GBP Note Trustee, SEK Note Trustee and USD Note Trustee

By: /s/ Edward Hollows & Chris Yates
Name: Edward Hollows & Chris Yates
Title: Authorised Signatory
Barclays-BXMT – First Amendment to Guaranty